                                                         EXHIBIT No. EX-99.j.2.d

                                POWER OF ATTORNEY

The undersigned  officers and directors of  Babson-Stewart  Ivory  International
Fund, Inc. (the "Registrant") hereby appoint P. Bradley Adams, Martin A. Cramer, and  Stephen  S.  Soden  (with  full  power  to each of them to act  alone)  his attorney-in-fact and agent, in all capacities,  to execute,  deliver and file in the names of the  undersigned,  any and all instruments  that said attorneys and agents may deem  necessary or advisable to enable the  Registrant to comply with or register any security  issued by the  Registrant  under the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any  registration  statement,  including  any and all  pre-  and  post-effective amendments thereto,  any other document to be filed with the U.S. Securities and
Exchange  Commission and any and all documents required to be filed with respect thereto with any other regulatory  authority.  Each of the undersigned grants to each of said  attorneys,  full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes,  as he could do if personally present,  thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of  Attorney  may be executed  in one or more  counterparts,  each of which shall be deemed to be an original,  and all of which shall be deemed to be a single document.

The undersigned  officers and directors hereby execute this Power of Attorney as of the 28th day of July, 2000.

/s/Stephen S. Soden                         /s/James T. Jensen
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Stephen S. Soden, Principal                 James T. Jensen, Director
Executive Officer and Director

/s/Richard J. Phelps                        /s/Francis C. Rood
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Richard J. Phelps, Director                 Francis C. Rood, Director

/s/William H. Russell                       /s/P. Bradley Adams
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William H. Russell, Director                P. Bradley Adams, Treasurer and
                                            Principal Financial and Accounting
                                            Officer